Exhibit 99.1

Company Contact	Investor Relations	Financial Media	Media Contact
Stuart Diamond	Carolyn Capaccio	Gretchen Steinmiller	Ihor Andruch
Chief Financial Officer	Lippert/Heilshorn & Assoc.	Lippert/Heilshorn & Assoc.	CPRi Communications
516-605-6640	212-838-3777	212-838-3777	201-641-1911 x51
sdiamond@nmhc.com	ccapaccio@lhai.com	gsteinmiller@lhai.com	iandruch@cpronline.com

NMHC Receives Additional Staff Determination from Nasdaq

PORT WASHINGTON, N.Y. – February 20, 2007 – National Medical Health Card Systems, Inc. (Nasdaq: NMHC), a national independent pharmacy benefit manager, today announced that it has received an additional Staff Determination notice from The Nasdaq Stock Market related to the delayed filing of its Quarterly Report on Form 10-Q with the Securities and Exchange Commission for the quarter ended December 31, 2006.

Timely filing of periodic reports with the SEC is a requirement for continued listing under Nasdaq Marketplace Rule 4310(c)(14).  The additional Nasdaq Staff Determination, which was expected by the  Company, provides that the delayed filing of the Form 10-Q for the quarter ended December 31, 2006 could serve as an additional basis for the potential delisting of NMHC’s common stock from The Nasdaq Global Market.

The Nasdaq Panel has previously determined that NMHC’s continued listing on The Nasdaq Stock Market is subject to certain conditions, including NMHC’s filing, on or before March 16, 2007, its Form 10-Q for the quarter ended September 30, 2006, and any required restatements of its financial statements.  Should NMHC be unable to meet this deadline, or encounter additional delay in filing its Quarterly Reports on Form 10-Q for the quarters ended September 30, 2006 and December 31, 2006, there can be no assurance that Nasdaq Panel will grant an additional extension of time to meet such requirements or that NMHC’s common stock will remain listed on The Nasdaq Global Market.

About NMHC

National Medical Health Card Systems, Inc. (NMHC) operates NMHC Rx (pharmacy benefits manager or PBM), NMHC Mail (home delivery pharmacy), Ascend (specialty pharmacy solutions), and Integrail (health information solutions), providing services to corporations, unions, health maintenance organizations, third-party administrators, and local governments.  Through its clinical programs, value-added offerings, and advanced information systems, NMHC provides quality, cost effective management of pharmacy benefit programs.

Forward-Looking Statements

This press release and any attachment thereto contains forward-looking information about NMHC’s financial results and estimates, business prospects, and products and services that involve substantial risks and uncertainties or other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  You can identify these statements by the use of words such as “may,” “could,” “estimate,” “will,” “believe,” “anticipate,” “think,” “intend,” “expect,” “project,” “plan,” “target,” “forecast”, and similar words and expressions which identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements are not guarantees of future performance and involve known and unknown risks and uncertainties, and other factors.  Readers are cautioned not to place undue reliance on such statements, which speak only as of the date hereof.  For a discussion of such risks, uncertainties and other matters that could cause actual results to differ materially, including risks relating to, among other factors, pricing, competition in the bidding and proposal process, our ability to consummate contract negotiations with prospective clients, dependence on key members of management, government regulation, acquisitions and affiliations, the market for PBM services, readers are urged to carefully review and consider various disclosures made by NMHC in its Annual Report on Form 10-K for the fiscal year ended June 30, 2006, and in its reports on Forms 10-Q and 8-K filed with the U.S. Securities and Exchange Commission.  NMHC assumes no obligation to update any forward-looking statements contained in this document or the attachments to reflect new information or future events or developments after the date any such statement is made.

CONTACT:	National Medical Health Card Systems, Inc.
Stuart Diamond
Chief Financial Officer
516-605-6640
sdiamond@nmhc.com

or

Investor Relations:
Carolyn Capaccio
Lippert/Heilshorn & Assoc.
212-838-3777
ccapaccio@lhai.com

or

Financial Media:
Gretchen Steinmiller
Lippert/Heilshorn & Assoc.
212-838-3777
gsteinmiller@lhai.com

or

Media:
CPRi Communications
Ihor Andruch
201-641-1911 x51
iandruch@cpronline.com

SOURCE: National Medical Health Card Systems, Inc.